EARNINGS CALL 4th QUARTER 2018 January 25, 2019

Financial Highlights Q4 2018 • Net income of $119.1 million ($1.13 per share), compared to $111.1 million ($1.05 per share) for Q3 2018, and $89.3 million ($0.85 per share) for Q4 2017 • Net interest margin of 4.72%, flat from Q3 2018, and a decrease from 4.73% in Q4 2017 • Operating efficiency ratio of 41.5%, consistent with Q3 2018, and an increase from 40.7% in Q4 2017 • Total loans of $17.71 billion, up $978 million from prior quarter and total deposits of $19.18 billion, up $269 million from prior quarter • Nonperforming assets (nonaccrual loans and repossessed assets) to total assets of 0.20%, compared to 0.26% at September 30, 2018 • Net loan charge-offs to average loans outstanding of 0.08%, consistent with Q3 2018, and 0.04% in Q4 2017 • Tangible common equity ratio of 10.2% and tangible book value per share, net of tax, of $22.07, compared to 10.0% and $20.70, respectively, at September 30, 2018 FULL YEAR 2018 • Net income of $435.8 million ($4.14 per share), compared to $325.5 million ($3.10 per share) for 2017 • Effective tax rate of 14.61%, compared to 27.96%, due to the effect of the Tax Cuts and Jobs Act ("TCJA") and carryback election • Return on average assets and return on average tangible common equity ratio of 2.05% and 20.64%, compared to 1.72% and 18.31% in 2017 • Net interest margin of 4.68%, compared to 4.65% in 2017 • Total loans of $17.71 billion, up $2.62 billion and total deposits of $19.18 billion, up $2.20 billion from 2017 • Net charge-offs to average loans outstanding of 0.06%, compared to 0.01% in 2017 and nonperforming assets (nonaccrual loans and repossessed assets) to total assets of 0.20%, compared to 0.36% at December 31, 2017 • Tangible common equity ratio of 10.2% and tangible book value per share, net of tax, of $22.07, compared to 9.6% and $18.31, respectively, at December 31, 2017 2 2 2

Quarterly Consolidated Financial Results $ in millions, except EPS Q4 2018 Highlights Q4-18 Q3-18 Q4-17 Interest Income $ 282.0 $ 265.2 $ 228.5 • Net Interest Income increased $9.5 million primarily as a result of loan Interest Expense (38.5) (31.2) (17.4) growth, partially offset by higher rates Net Interest Income $ 243.5 $ 234.0 $ 211.0 on deposits and interest expense on Provision for Credit Losses (6.0) (6.0) (5.0) borrowings Net Interest Income after Provision for • Net Operating Revenue, excluding Credit Losses $ 237.5 $ 228.0 $ 206.0 losses on security sales and fair value Non-Interest Income 13.6 4.4 13.7 adjustments, grew $11.3 million to $258.2 million in Q4 Salaries and Employee Benefits (64.6) (64.8) (57.7) Deposit Costs (7.0) (4.8) (3.0) • Non-Interest Expense decreased $2.7 million due to a decrease in charitable Other Non-Interest Expense (39.6) (44.2) (34.7) contributions, partially offset by Non-Interest Expense (111.1) (113.8) (95.4) increased deposit costs Income before Income Taxes $ 140.0 $ 118.6 $ 124.3 • Operating Non-Interest Expense, Income Tax (20.9) (7.5) (35.0) excluding charitable foundation Net Income $ 119.1 $ 111.1 $ 89.3 contributions and other items, rose $4.6 million to $109.6 million in Q4, Diluted Shares 105.3 105.4 105.2 resulting in an operating revenue to expense ratio of 2.5 to 1 Earnings Per Share $ 1.13 $ 1.05 $ 0.85 • Income Tax Expense increased $13.4 million as the prior quarter included a A reconciliation of Non-GAAP financial measures is presented in the Press Release, beginning on page 20. benefit from the Company's carryback3 election 3

Annual Consolidated Financial Results $ in millions, except EPS 2018 Highlights 2018 2017 Interest Income $ 1,033.5 $ 845.5 • Net Interest Income increased $131.2 million as a result of loan growth, Interest Expense (117.6) (60.8) partially offset by higher rates on Net Interest Income $ 915.9 $ 784.7 deposits and interest expense on Provision for Credit Losses (23.0) (17.3) borrowings Net Interest Income after Provision for Credit • Net Operating Revenue grew $142.6 Losses $ 892.9 $ 767.4 million to $970.3 million in 2018 Non-Interest Income 43.1 45.3 • Non-Interest Expense increased $64.7 Salaries and Employee Benefits (253.2) (214.3) million due to increased Deposit Costs (18.9) (9.7) compensation, deposit costs and non- operating expenses Other Non-Interest Expense (153.5) (136.9) • Operating Non-Interest Expense rose Non-Interest Expense (425.7) (360.9) $55.8 million to $416.8 million in 2018, Income before Income Taxes $ 510.3 $ 451.8 resulting in an operating revenue to Income Tax (74.5) (126.3) expense ratio of 2.5 to 1 Net Income $ 435.8 $ 325.5 • Income Tax Expense decreased $51.8 million due to the reduction in the Diluted Shares 105.4 105.0 Corporate tax rate resulting from the TCJA and carryback election Earnings Per Share $ 4.14 $ 3.10 A reconciliation of Non-GAAP financial measures is presented in the Press Release, beginning on page 20. 4 4

Net Interest Drivers $ in billions, unless otherwise indicated Total Investments and Yield Loans and Yield Q4 2018 Highlights 5.90% 5.97% • Loan yield increased 7 basis 5.72% 5.81% 3.49% 5.59% points due to rising interest 3.23% 3.24% © 3.15% 3.07% 5.62% rates across most loan types © • Cost of interest-bearing 2.97% $17.7 $15.1 $15.6 $16.1 $16.7 deposits increased 16 basis $3.8 $3.7 $3.7 $3.6 $3.8 points due to higher rates across all interest-bearing Q4-17 Q1-18 Q2-18 Q3-18 Q4-18 Q4-17 Q1-18 Q2-18 Q3-18 Q4-18 deposit types © Adjusted yield includes the effects of the decrease in the tax equivalent adjustment ("TEA") • Cost of funds for total from the TCJA deposits and borrowings Interest Bearing Deposits and Deposits, Borrowings, and increased 12 basis points to Cost of Funds Cost of Liability Funding 0.79% due to higher rates 0.79% and lower non-interest 0.61% 0.67% 0.40% 0.46% bearing deposits $0.9 $0.5 $0.4 0.97% 1.13% $0.8 $0.7 0.60% 0.82% Investments 0.53% $8.0 $7.5 $7.4 $7.5 $7.9 Loans Interest Bearing Deposits $9.5 $9.9 $10.1 $10.9 $11.7 $9.5 $9.9 $10.1 $10.9 $11.7 Non-Interest Bearing Deposits Total Borrowings Q4-17 Q1-18 Q2-18 Q3-18 Q4-18 Q4-17 Q1-18 Q2-18 Q3-18 Q4-18 5 5

Net Interest Income and Accretion $ in millions Net Interest Income, NIM, and Q4 2018 Highlights Average Interest Earnings Assets • NIM was flat at 4.72% quarter-over-quarter $243.5 $224.1 $234.0 $211.0 $214.2 • Non-PCI accretion increased $1.5 million due to 4.73% 4.72% 4.72% 4.60% 4.70% accelerated accretion on early loan payoffs, 4.61%© partially offset by a $0.3 million decrease in PCI accretion $18,792 $19,144 $19,581 $20,335 $21,173 Q4-17 Q1-18 Q2-18 Q3-18 Q4-18 NIM Net Interest Income Avg Interest Earning Assets © Adjusted NIM includes the effects of the decrease in the TEA from the TCJA Acquired Loan Accretion Scheduled Acquisition Loan Accretion * $2.7 $0.6 $1.5 $0.9 $3.0 $0.2 $0.2 $0.2 $0.2 $4.4 $4.2 $3.9 $2.1 $2.4 $1.5 $1.5 $1.4 $1.3 Q4-17 Q1-18 Q2-18 Q3-18 Q4-18 Q1-19 Q2-19 Q3-19 Q4-19 PCI Accretion PCI Rate Accretion Non-PCI Accretion Non-PCI Rate and Credit Accretion 6 Ending rate and credit marks on all acquired loans at 12/31/2018 is $21.7 million * Amounts do not include early loan payoffs 6

Operating Expenses and Efficiency $ in millions Operating Expenses and Efficiency Ratio Q4 2018 Highlights 42.7% 41.7%© 42.1% 41.5% 41.5% • The operating efficiency ratio was flat at 41.5% compared to the prior quarter 40.7% • Operating expenses increased from the prior quarter primarily due to increased compensation and deposit costs $95.4 $99.4 $102.7 $105.0 $109.6 Q4-17 Q1-18 Q2-18 Q3-18 Q4-18 Efficiency Ratio Operating Expenses © Adjusted Efficiency Ratio includes the effects of the decrease in the TEA from the TCJA Breakdown of Operating Expenses Other $38.0 Deposit Costs $36.8 $36.7 $34.7 $34.4 Salaries and Employee Benefits $4.8 $7.0 $3.0 $2.9 $4.1 $57.7 $62.1 $61.8 $63.5 $64.6 Q4-17 Q1-18 Q2-18 Q3-18 Q4-18 7 7 7

Operating Pre-Provision Net Revenue, Net Income, and ROA $ in millions Highlights • Return on assets continued its upward trend, increasing 6 basis 2.61% 2.64% 2.65% points from the prior quarter and 34 2.57% 2.51% basis points, or 19.0%, from Q4-17 2.13% 1.99% 2.02% 2.07% • Operating PPNR ROA remained 1.79% consistent with the prior quarter and increased 8 basis points from Q4-17 $148.5 $135.5 $141.9 $127.8 $127.6 $119.1 $100.9 $104.7 $111.1 $89.3 Q4-17 Q1-18 Q2-18 Q3-18 Q4-18 Operating PPNR Operating PPNR ROA Net Income ROA 8 8

Consolidated Balance Sheet $ in millions Q4-18 Q3-18 Q4-17 Q4 2018 Highlights Investments & Cash $ 4,260 $ 4,334 $ 4,237 • Loans increased $978 million Loans 17,711 16,733 15,094 (5.8%) over prior quarter and $2.62 Allowance for Credit Losses (153) (150) (140) billion (17.3%) over prior year Other Assets 1,292 1,259 1,137 • Deposits increased $269 million Total Assets $ 23,110 $ 22,176 $ 20,328 (1.4%) over prior quarter and $2.20 billion (13.0%) over prior year Deposits $ 19,177 $ 18,909 $ 16,972 • Shareholders' Equity increased Borrowings 874 380 793 $125 million over prior quarter and Other Liabilities 445 399 333 $384 million over prior year as a function of Net Income, partially Total Liabilities $ 20,496 $ 19,688 $ 18,098 offset by share repurchases Shareholders' Equity 2,614 2,488 2,230 Total Liabilities and Equity $ 23,110 $ 22,176 $ 20,328 • Tangible Book Value/Share increased $1.37 over prior quarter and $3.76 (20.5%) over prior year Tangible Book Value Per Share $ 22.07 $ 20.70 $ 18.31 9 9

Five Quarter Loan Growth and Portfolio Composition $ in millions $2.62 Billion Year Over Year Growth Highlights $15,094 $15,560 $16,138 $16,733 $17,711 Quarter-over-quarter loan growth +572 +466 +578 +595 +978 driven by (in millions): Residential & Consumer $ 379 $1,275 7.2% C&I 275 $896 $600 CRE, Non-OO 260 $469 $475 3.1% $2,135 12.1% $2,108 Year-over-year loan growth across all Residential & $1,978 $1,632 10.8% $1,957 loan types (in millions): Consumer C&I $ 922 $4,213 23.8% Construction & $4,011 $3,953 Residential & Consumer 800 $3,904 25.9% $3,925 Land Construction & Land 503 CRE, Non-OO 309 CRE, Non-Owner $2,288 $2,325 13.1% $2,265 $2,271 CRE, OO 83 Occupied $2,242 14.9% CRE, Owner Occupied $7,763 43.8% $6,841 45.3% $6,944 $7,278 $7,488 Commercial & Industrial Q4-17 Q1-18 Q2-18 Q3-18 Q4-18 10 1010

Five Quarter Deposit Growth and Composition $ in millions $2.20 Billion Year Over Year Growth Highlights $16,973 $17,355 $18,088 $18,909 $19,177 Quarter-over-quarter deposit growth +68 +382 +733 +821 +269 driven by (in millions): Interest Bearing DDA $ 578 Savings and MMDA 272 $1,857 $1,835 9.6% $1,806 Offset by decreases in: CDs $1,622 9.6% $1,762 Non-Interest Bearing DDA $ (559) CDs (22) Savings and $7,059 $7,331 38.2% MMDA $6,469 Year-over-year deposit growth across $6,331 37.3% $6,315 all deposit types (in millions): Interest Bearing Savings and MMDA $ 1,000 DDA Interest-Bearing DDA 969 $1,865 $1,978 CDs 213 Non-Interest $1,776 $2,555 13.3% $1,586 9.3% 22 Bearing DDA Non-Interest Bearing DDA $7,434 43.8% $7,502 $7,948 $8,015 $7,456 38.9% Q4-17 Q1-18 Q2-18 Q3-18 Q4-18 11 1111

Adversely Graded Loans and Non-Performing Assets * $ in millions $379 $368 $355 $358 $316 $185 $150 $124 $155 $89 Adversely Graded Loans 1.85% 1.92% 1.83% 1.70% $177 1.43% $128 $127 $156 $181 $44 $37 $34 0.36% 0.33% 0.29% 0.26% NPAs $37 $28 0.20% $28 $30 $28 $20 $18 Q4-17 Q1-18 Q2-18 Q3-18 Q4-18 Q4-17 Q1-18 Q2-18 Q3-18 Q4-18 Special Mention Loans Non-Performing Loans Adversely Graded Assets to Total Assets Classified Accruing Loans OREO NPAs to Total Assets Accruing TDRs total $36.5 million as of 12/31/2018 * Amounts are net of total PCI credit and interest rate discounts of $8.0 million as of 12/31/2018 12 1212

Charge-Offs, Recoveries, ALLL, and Provision $ in millions Gross Charge-Offs and Recoveries ALLL and ALLL to Organic Loans Ratio $147 $150 $153 $140 $145 $4.8 $2.3 $3.6 $3.9 $4.1 1.03% $(2.2) $(1.7) 1.02% 0.99% 0.97% $(0.9) $(1.3) $(0.8) 0.92% Q4-17 Q1-18 Q2-18 Q3-18 Q4-18 Q4-17 Q1-18 Q2-18 Q3-18 Q4-18 Gross Charge-Offs Recoveries ALLL ALLL/Total Organic Loans Provision for Credit Losses Credit Discounts and CD to Acquired Loans Ratio $27.0 $23.1 $6.0 $6.0 $6.0 $19.7 $17.2 $5.0 $5.0 $14.6 1.86% 1.73% 1.50% 1.40% 1.40% Q4-17 Q1-18 Q2-18 Q3-18 Q4-18 Q4-17 Q1-18 Q2-18 Q3-18 Q4-18 Provision for Credit Losses Credit Discounts CD/Acquired Loans 13 1313

Capital Capital Ratios ROTCE and TBV/Share 21.1% 20.5% 20.4% 20.6% 13.4% 13.5% 13.3% 13.2% 13.2% 18.8% 11.0% 10.9% 10.8% $22.07 10.5% 10.4% 10.9% $20.70 10.7% 10.7% 10.5% $19.78 $18.86 10.3% 10.2% $18.31 10.0% 9.8% 9.9% 9.6% Q4-17 Q1-18 Q2-18 Q3-18 Q4-18 Q4-17 Q1-18 Q2-18 Q3-18 Q4-18 Total Capital Common Equity Tier 1 TBV/Share ROTCE Tier 1 Leverage Tangible Common Equity 14 1414

Management Outlook • Loan and Deposit Growth • Interest Margin • Operating Leverage • Asset Quality 15 1515

Questions and Answers 1616

Forward-Looking Statements This presentation contains forward-looking statements that relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends, and similar expressions concerning matters that are not historical facts. Examples of forward-looking statements include, among others, statements we make regarding our expectations with regard to our business, financial and operating results, and future economic performance. The forward-looking statements contained herein reflect our current views about future events and financial performance and are subject to risks, uncertainties, assumptions, and changes in circumstances that may cause our actual results to differ significantly from historical results and those expressed in any forward-looking statement. Some factors that could cause actual results to differ materially from historical or expected results include, among others: the risk factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 as filed with the Securities and Exchange Commission; changes in general economic conditions, either nationally or locally in the areas in which we conduct or will conduct our business; inflation, interest rate, market and monetary fluctuations; increases in competitive pressures among financial institutions and businesses offering similar products and services; higher defaults on our loan portfolio than we expect; changes in management’s estimate of the adequacy of the allowance for credit losses; legislative or regulatory changes or changes in accounting principles, policies, or guidelines; supervisory actions by regulatory agencies which may limit our ability to pursue certain growth opportunities, including expansion through acquisitions; additional regulatory requirements resulting from our continued growth; management’s estimates and projections of interest rates and interest rate policy; the execution of our business plan; and other factors affecting the financial services industry generally or the banking industry in particular. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. We do not intend to have and disclaim any duty or obligation to update or revise any industry information or forward-looking statements, whether written or oral, that may be made from time to time, set forth in this presentation to reflect new information, future events or otherwise. Non-GAAP Financial Measures This presentation contains both financial measures based on GAAP and non-GAAP based financial measures, which are used where management believes them to be helpful in understanding the Company’s results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the Company's press release as of and for the quarter ended December 31, 2018. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. 17 1717 17